EXHIBIT 99.1

This Statement on Form 3 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer:  OCM Principal Opportunities Fund IV Delaware, L.P.
Date of Event Requiring Statement:   July 14, 2016

Issuer Name and Ticker or Trading Symbol:  AdvancePierre Foods Holdings, Inc. [APFH]

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

By:	OCM Principal Opportunities Fund IV Delaware GP Inc., its general partner

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE GP INC.

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Authorized Signatory

[Signature Page to Form 3 (OCM)]

OCM PRINCIPAL OPPORTUNITIES FUND IV L.P.

By:	OCM Principal Opportunities Fund IV GP, L.P., its general partner

By:	OCM Principal Opportunities Fund IV GP Ltd., its general partner

By:	Oaktree Capital Management, L.P., its director

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

[Signature Page to Form 3 (OCM)]

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By:	OCM Principal Opportunities Fund IV GP Ltd., its general partner
By:	Oaktree Capital Management, L.P., its director

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By:	Oaktree Capital Management, L.P., its director

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

[Signature Page to Form 3 (OCM)]

OAKTREE HOLDINGS, INC.

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

OAKTREE FUND GP I, L.P.

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Authorized Signatory

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

[Signature Page to Form 3 (OCM)]

OCM HOLDINGS I, LLC

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

OAKTREE HOLDINGS, LLC

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

OAKTREE CAPITAL GROUP, LLC

By:	Oaktree Capital Group Holdings GP, LLC, its manager

By:	/s/ Martin Boskovich
Name: Martin Boscovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

[Signature Page to Form 3 (OCM)]

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Managing Director

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Vice President, Legal

[Signature Page to Form 3 (OCM)]